UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 10, 2026
DEXCOM, INC.
(Exact Name of the Registrant as Specified in Its Charter)

Delaware	000-51222	33-0857544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)
(858) 200-0200
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DXCM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On September 10, 2026, the Board of Directors (the “Board”) of DexCom, Inc. (“Dexcom” or the “Company”) appointed Jereme Sylvain, the Company’s EVP, Chief Financial Officer, to the role of EVP, Chief Operating Officer and Chief Financial Officer, effective September 14, 2026.
In connection with Mr. Sylvain’s promotion, on September 11, 2026, Mr. Sylvain entered into an offer letter with the Company (the “Offer Letter”) providing for an annual base salary of $767,000 and annual target bonus opportunity equal to 75% of his base salary. Mr. Sylvain remains eligible to receive annual equity awards under the Company’s Amended and Restated 2015 Equity Incentive Plan, to participate in the Company’s Amended and Restated Severance & Change in Control Plan as an executive officer, and to participate in the employee benefit plans that Dexcom offers to its other employees.
Biographical and other information for Mr. Sylvain is set forth in Dexcom’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2026, and is incorporated herein by reference. There is no arrangement or understanding between Mr. Sylvain and any other persons pursuant to which such person was selected as an officer. There are no family relationships among any of Dexcom’s directors or executive officers and Mr. Sylvain, and Mr. Sylvain does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Offer Letter, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.
ITEM 7.01.    REGULATION FD DISCLOSURE.
On September 14, 2026, Dexcom announced the promotion of Mr. Sylvain in a press release furnished as Exhibit 99.1 to this report and is incorporated herein by this reference.
ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Number	Description

99.1	Press release dated September 14, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEXCOM, INC.

By:	/s/ JEREME SYLVAIN Jereme Sylvain Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date:	September 14, 2026